UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07655
Driehaus Mutual Funds

(Exact name of registrant as specified in charter)
25 East Erie Street
Chicago, IL 60611

(Address of principal executive offices) (Zip code)
Mary H. Weiss
25 East Erie Street
Chicago, IL 60611

(Name and address of agent for service)
Registrant’s telephone number, including area code:312-587-3800
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
President

A.R. Umans
Chairman of the Board

Francis J. Harmon
Trustee

Daniel F. Zemanek
Trustee

John E. Angley
Vice President

Michelle L. Cahoon
Treasurer

Joseph D. McDermott
Chief Compliance Officer

Tina M. Payne
Secretary

Kelly C. Dehler
Assistant Secretary

Candace A. Croal
Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Distributor

Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611

Administrator

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

Transfer Agent

PFPC Inc.
101 Sabin Street
Pawtucket, RI 02862

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245	Annual Report to Shareholders
December 31, 2005

Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund

Distributed by:
Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Driehaus International Discovery Fund
Portfolio Manager’s Letter	1
Performance Overview	4
Schedule of Investments	5

Driehaus Emerging Markets Growth Fund
Portfolio Manager’s Letter	12
Performance Overview	14
Schedule of Investments	15

Each Fund section includes:
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	29

Interested and Independent Trustees of the Trust	30

Officers of the Trust	31

Fund Expense Examples	32

Shareholder Information	33

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement	34

Annual Report to Shareholders
December 31, 2005

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds’ share prices are expected to be more volatile than those of U.S.-only funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Discovery Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders,

     The Driehaus International Discovery Fund was up 43.97% for the year ended December 31, 2005. This performance significantly exceeded the performance of the fund’s two major benchmark indices: the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Growth Index (which gained 13.28% for the year) and the MSCI All Country (AC) World ex USA Index (which gained 17.11%).

     The fund has also outpaced these indices over longer periods. For the three years ended December 31, 2005, the average annualized return for the Driehaus International Discovery Fund was 37.81%, which compares favorably with the MSCI EAFE® Growth Index return of 20.19% and the MSCI AC World ex USA Index return of 26.20%. Over the past five years, the fund returned 14.32% on an average annualized basis (versus the MSCI EAFE® Growth Index return of 1.92% and the MSCI AC World ex USA Index return of 6.66%). Since inception of the fund (December 31, 1998), the average annualized return is 27.35%, which exceeds the returns on both the MSCI EAFE® Growth Index (at 1.03%) and the MSCI AC World ex USA Index (at 6.31%) by a considerable margin.1

     The positive results for 2005 were consistent throughout the year, as the fund outperformed the relevant indices each quarter. A highlight of the year’s performance was the especially strong fourth quarter; the fund outperformed each index by over 1,000 basis points.

     One of the key macroeconomic factors that contributed to the fund’s strong performance during the year was the strength of the dollar versus the euro and yen, as well as optimism in overseas markets reacting to the strength of the U.S. economy. In addition to the strong performance experienced in 2005, the assets under management in the fund also increased, from $345 million at year-end 2004 to $603 million at the end of 2005.

     Investments in more smaller cap companies (versus 2004) benefited performance. In terms of overall contribution to return, over half of the year’s performance was attributable to smaller capitalization companies (with less than $1.0 billion U.S. Dollar market capitalization). The weighted median market capitalization of the fund was $3.3 billion at the end of 2004, and had fallen to $2.1 billion as of year-end 2005. Smaller cap international companies performed better on a relative basis than larger cap companies during 2005.

     The fund’s allocation to Japan was a key component of the year’s strong results. The Japanese stock market was robust for much of the year, and despite sometimes lackluster Japanese economic data, the country’s economy was in recovery. The fund was slightly overweighted in Japanese stocks in general, and benefited from strong stock selection in particular. One of the fund’s best performing holdings was Ibiden Company Limited (4062 JP), a maker of ceramics, housing materials and electronics. One of their specialty ceramic product lines, diesel particulate filters (DPFs) for automotive applications, has expanded rapidly, and this growth is expected to continue. In addition, the company has also experienced strong demand for three of its electronics product lines: printed circuit boards (PCBs), integrated circuit (IC) packages and flip-chip (FC) packages.

     Exposure to Western Europe was also a contributing factor to the strong performance, driven primarily by the fund’s positions in several United Kingdom stocks which enhanced returns despite an underweighted allocation to this country’s market.

     While the fund’s allocation to the world’s mature markets was the predominant factor that led to the fund’s positive return, the emerging markets also contributed positively to the results. Companies based in Turkey, Taiwan and Egypt boosted the fund’s returns. The Turkish bank Denizbank A.S. (DENIZ TI) was a solid performer in the portfolio. Denizbank’s growth has been fueled by maturing acquisitions and increased penetration of the retail banking segment. Loan growth is expected to continue to exceed industry averages in 2006.

     Finland had a negative impact on performance due to a disappointing investment in tire manufacturer Nokian Renkaat Oyj (NRE1V FH). Nokian issued a profit warning in October, cautioning that high margin passenger tire sales were flat during the company’s fiscal third quarter due to high distributor inventories.

     Several industry sectors had a significant impact on results, and the consumer discretionary sector led with a positive impact on returns. Japanese real estate companies were especially strong, including Urban Corporation (8868 JP) and Kenedix Inc. (4321 JP). Urban is a Japanese real estate firm specializing in condominium sales and management. The company has successfully capitalized on the Japanese residential real estate boom, and signed a major financing agreement in June, 2005 with AIG Global Real Estate for property acquisition in Tokyo and Osaka. Kenedix Inc. (4321 JP) is a Japanese real estate securitization firm serving the Japanese REIT (real estate investment trust) market. Japanese REITS have been active asset buyers over the past two years, and Kenedix is a leader in the distribution market, securing over 90% of its contracts without competitive bidding.

     Retailers were also strong within the consumer discretionary segment. South Korea-based CJ Home Shopping (035760 KS) sells clothing, kitchen items, appliances and jewelry through home shopping, internet and catalog distribution channels, and also operates a cable television business. Sales of financial services products have fueled growth and growth should continue as the company furthers its expansion into China. Point Inc. (2685 JP), based in Japan, operates a chain of clothing stores, and is a strong competitor in the medium-priced market segment with a focus on private-label brands. Earnings have exceeded expectations. South Africa-based Foschini Limited (FOS SJ) operates chain stores in the clothing, cosmetics, jewelry and sporting goods segments, and has benefited from strong like-for-like merchandise sales growth and an aggressive store opening schedule.

     The industrial sector was the second largest contributor to performance after the consumer discretionary segment. Toho Titanium Co. Ltd. (5727 JP) was one of the top 3 performers in the fund for the year. Toho, a Japanese titanium smelter, benefited from tight capacity and high demand from aircraft manufacturers. Domestic sales were especially strong, supported by demand for titanium for re-export to plant projects in China and the Middle East.

     Although the energy sector’s impact on the portfolio was positive, one stock hindered performance. Regal Petroleum PLC (RPT LN), based in the United Kingdom, is an independent oil and gas producer with properties in Ukraine, Greece, Romania and Egypt. The stock price declined on news of the failure of the company’s Kallirachi K-2 well.

     Another holding that had a negative impact on results was Arbeit-Times Co. Ltd. (2341 JP), a Japanese publisher of free job information newspapers and provider of employment services. Revenue and profit estimates were lowered slightly in April, 2005 based on the company’s withdrawal from some business lines, including used-car magazines and paid-ad job magazines, and softness in the temporary staffing segment.

     One stock in the portfolio, Singapore-based Citiraya Industries Ltd. (CTR SP), was no longer traded at year-end and had been written down in value earlier in the year. Trading in the company’s stock was halted in January, 2005 when it was announced that a governmental agency had launched a bribery and fraud investigation of the electronics recycler. The scope of the investigation included top management, and the CEO’s brother was later arrested and charged with helping his brother bribe employees of customers to re-sell microprocessor chips that were to have been destroyed.

     I re-joined Driehaus Capital Management, Inc. as portfolio manager of the Driehaus International Discovery Fund effective March 1, 2005. I had previously been a senior member of the firm’s international research team and a portfolio manager of the firm’s international portfolios from 1997 through 2000, after which I managed American Century Investment Management’s International Opportunities Fund. My return enabled Emery Brewer, who had previously managed both the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund, to turn his attention full-time to the Driehaus Emerging Markets Growth Fund, which he has managed since its 1997 inception. Ivo St. Kovachev, who had previously been a member of the Driehaus International Discovery Fund’s management team, left Driehaus Capital Management, Inc., the fund’s adviser, in February, 2005.

     In 2005 we implemented changes to the portfolio management process which we believe had a positive impact on performance. In the first quarter, our research efforts were refocused, allowing our research professionals to align with a given product (rather than industry or geographic sector). The international portfolio management and research team continue to work together and share information as always, but now have a stronger focus specifically on the Driehaus International Discovery Fund’s performance.

     In addition, investment analyst Christopher Cintavey joined the Driehaus International Discovery Fund research team in June, 2005. He covers Japan for the fund.

     We are pleased with the fund’s performance in 2005. As we begin 2006, we are hopeful that the international markets and the Driehaus International Discovery Fund will again perform well for our shareholders, and we remain committed to finding the best growth ideas beyond our borders.

Sincerely,

Lynette Schroeder
Portfolio Manager

[1]	During these periods, the fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Regional Weightings*

Western Europe	36.6%
Japan	36.4%
Asia/Far East Ex-Japan	13.6%
North America	4.9%
Eastern Europe	2.3%
Africa	0.9%
South America	0.8%

Top Ten Holdings*

Kenedix, Inc.	2.2%
Point, Inc.	2.1%
Toho Titanium Co., Ltd.	2.1%
Urban Corp.	2.1%
CJ Home Shopping	1.9%
Yamada Denki Co., Ltd.	1.9%
Chiyoda Corp.	1.8%
Tomra Systems ASA	1.8%
Hitachi Construction Machinery Co., Ltd.	1.8%
Logitech International SA	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2005.

Driehaus International Discovery Fund
Performance Overview

      The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/05	1 Year	3 Years	5 Years	(12/31/98 - 12/31/05)

Driehaus International Discovery Fund (DRIDX)[1]	43.97%	37.81%	14.32%	27.35%
MSCI EAFE® Growth Index[2]	13.28%	20.19%	1.92%	1.03%
MSCI AC World ex USA Index[3]	17.11%	26.20%	6.66%	6.31%
MSCI AC World ex USA Growth Index[4]	17.08%	22.74%	3.84%	3.02%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (MSCI EAFE® Growth Index) is a subset of the MSCI EAFE® Index (a market capitalization-weighted index designed to measure equity performance in 21 developed markets, excluding the U.S. and Canada) and includes only the MSCI EAFE® Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 48 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[4]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) was added as a benchmark because the index includes certain emerging markets countries in which the Fund may invest and which are not included in the MSCI EAFE® Growth Index. The index is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2005

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 92.7%

FAR EAST — 47.2%
Japan — 36.4%
ABC-Mart, Inc.	387,100	$10,897,291
Asset Managers Co., Ltd.	644	4,477,721
Chiyoda Corp.	483,000	11,098,741
Cosmos Pharmaceutical Corp.	35,200	1,265,511
Cosmos Pharmaceutical Corp. When Issued**	35,200	1,265,511
FCC Co., Ltd.	88,100	4,414,898
Hitachi Construction Machinery Co., Ltd.	474,700	11,069,021
Hitachi Koki Co., Ltd.	513,000	8,490,914
Ibiden Co., Ltd.	189,300	10,144,368
Kenedix, Inc.	2,095	13,198,669
Komatsu, Ltd.	667,000	11,034,188
Meiko Electronics Co., Ltd.	123,800	10,182,389
Micronics Japan Co., Ltd.	58,400	2,287,769
Miraca Holdings, Inc.	266,100	5,798,762
Musashino Bank, Ltd.	62,200	3,459,804
NGK Insulators, Ltd.	254,000	3,777,640
Nihon Parkerizing Co., Ltd.	184,000	2,897,257
Nippon Seiki Co., Ltd.	379,000	7,760,928
Okuma Holdings, Inc.	682,000	8,628,007
Pacific Management Corp.	959	3,317,692
Pacific Management Corp. When Issued**	1,428	4,940,213
Point, Inc.	150,900	12,577,666
Right On Co., Ltd.	160,700	7,698,775
Star Micronics Co., Ltd.	449,000	7,344,054
Sysmex Corp.	155,300	5,925,722
Toho Titanium Co., Ltd.	120,800	12,547,590
Urban Corp.	115,700	12,498,563
Yamada Denki Co., Ltd.	90,900	11,376,470
Yamaha Motor Co., Ltd.	364,200	9,511,477

		219,887,611

South Korea — 3.3%
CJ Home Shopping	92,984	11,443,052
Hyundai Department Store Co., Ltd.	96,430	8,165,809

		19,608,861

Singapore — 3.1%
Citiraya Industries, Ltd.**#	5,320,000	0
Cosco Corp., Ltd.	6,894,000	8,956,208
Hyflux, Ltd.	419,500	693,847
StarHub, Ltd.	7,296,000	8,995,760

		18,645,815

Australia — 2.5%
Macquarie Bank, Ltd.	203,886	10,186,301
Zinifex, Ltd.	926,509	4,673,059

		14,859,360

Taiwan — 1.2%
High Tech Computer Corp.	397,000	7,449,835

China — 0.7%
Guangzhou R&F Properties Co., Ltd.**	1,139,700	3,968,699

Total FAR EAST		284,420,181

EUROPE — 38.9%
Norway — 7.4%
Aker Yards AS	136,030	6,530,117
Eltek ASA**	252,100	4,174,088
Fast Search & Transfer ASA**	2,883,000	10,593,454
Petroleum Geo-Services ASA**	231,859	7,145,433
Tandberg Television ASA**	420,520	5,560,785
Tomra Systems ASA	1,548,700	11,082,958

		45,086,835

United Kingdom — 5.9%
Ashtead Group PLC	2,734,364	8,562,086
Burren Energy PLC	474,236	7,441,170
CSR PLC**	603,777	9,723,090
NETeller PLC**	163,121	2,066,972
Tullow Oil PLC	1,739,710	8,081,510

		35,874,828

Denmark — 4.5%
Bang & Olufsen AS	61,725	6,346,842
GN Store Nord AS	744,800	9,750,238
Sondagsavisen AS**	211,000	2,594,811
Topdanmark AS**	96,050	8,336,933

		27,028,824

Germany — 3.5%
Bijou Brigitte Modische Accessoires AG	5,642	1,526,273
Continental AG	32,265	2,864,112
Software AG	132,667	6,463,171
United Internet AG	160,727	6,136,652
Wincor Nixdorf AG	41,498	4,390,681

		21,380,889

Italy — 3.4%
ERG SpA	383,591	9,237,029
Geox SpA	560,894	6,172,244
Tod’s SpA	72,404	4,880,822

		20,290,095

Luxembourg — 2.7%
Stolt Offshore SA**	641,940	7,466,299
Tenaris SA — ADR	75,573	8,653,109

		16,119,408

Switzerland — 2.5%
Logitech International SA**	234,970	11,041,739
Ypsomed Holding AG**	26,256	4,076,119

		15,117,858

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2005

	Number	Market
	of	Value
	Shares	(Note A)

Spain — 2.5%
Fadesa Inmobiliaria SA	263,729	$8,692,407
Indra Sistemas SA	315,856	6,173,751

		14,866,158

France — 2.4%
Axalto Holding NV**	98,438	2,713,056
SR Teleperformance	74,804	2,337,985
Vallourec SA	16,705	9,196,284

		14,247,325

Turkey — 1.4%
Denizbank AS**	1,263,215	8,184,473

Belgium — 0.9%
Option NV**	76,368	5,673,330

Poland — 0.9%
TVN SA**	216,756	5,204,786

Sweden — 0.5%
Munters AB	106,800	2,944,074

Ireland — 0.4%
Anglo Irish Bank Corp. PLC	169,183	2,569,782

Total EUROPE		234,588,665

NORTH AMERICA — 4.9%
Canada — 2.5%
Precision Drilling Trust	121,160	4,000,276
Trican Well Service, Ltd.**	226,247	10,899,249

		14,899,525

Bermuda — 1.5%
Marvell Technology Group, Ltd. — ADR**	157,046	8,808,710

Mexico — 0.9%
America Movil SA de CV — L — ADR	195,200	5,711,552

Total NORTH AMERICA		29,419,787

AFRICA — 0.9%
South Africa — 0.9%
Foschini, Ltd.	668,041	5,500,583

Total AFRICA		5,500,583

SOUTH AMERICA — 0.8%
Brazil — 0.8%
Lojas Renner SA**	159,500	5,115,214

Total SOUTH AMERICA		5,115,214

Total EQUITY SECURITIES (Cost $407,922,884)		559,044,430

EQUITY CERTIFICATES — 2.8%

FAR EAST — 2.8%
India — 2.8%
Bharat Heavy Electricals, Ltd.†	276,206	8,496,621
Bharti Tele-Ventures, Ltd.**†	1,112,201	8,503,333

		16,999,954

Total EQUITY CERTIFICATES (Cost $12,502,848)		16,999,954

TOTAL INVESTMENTS (COST $420,425,732)	95.5%	$576,044,384
Other Assets in Excess of Liabilities	4.5%	27,204,777

Net Assets	100.0%	$603,249,161

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$421,015,470

Gross Appreciation		$159,723,375
Gross Depreciation		(4,694,461)

Net Appreciation		$155,028,914

**	Non-income producing security

†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2005, the value of these restricted securities amounted to $16,999,954 or 2.8% of net assets.

Additional information on each restricted holding is as follows:

	Acquisition	Acquisition
Security	Date(s)	Cost

Bharat Heavy Electricals, Ltd.	05/25/05 to 11/02/05	$6,174,400
Bharti Tele-Ventures, Ltd.	12/02/04 to 12/21/05	$6,328,448

ADR — American Depository Receipt

#	This security has been halted from trading since January 24, 2005 and is being valued at a fair value as determined in good faith by or under the direction of the Driehaus Mutual Funds’ Board of Trustees.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2005

Percent of
Industry	Net Assets

Appliances	2.3%
Auto Parts	0.7%
Automobiles	1.3%
Banking	4.0%
Basic Industries/Multi-Industry	1.0%
Broadcasting & Publishing Services	1.3%
Business & Public Services	3.0%
Chemicals	2.2%
Construction	2.5%
Consumer Durables/Multi-Industry	2.1%
Consumer Non-Durables/Multi-Industry	3.3%
Consumer Services/Multi-Industry	4.2%
Department Stores	1.0%
Electrical & Electronics	4.1%
Electronic Components	11.4%
Energy Equipment	2.4%
Energy Sources	4.1%
Financial Services	0.3%
Gas Pipelines	1.4%
Health Care	1.6%
Industrial Components	1.1%
Industrial Machinery	1.4%
Insurance	1.4%
Machinery & Engineering	10.3%
Merchandising	3.4%
Metals — Nonferrous	2.9%
Oil	2.5%
Real Estate	4.1%
Recreation	1.6%
Semiconductors	1.5%
Technology/Multi-Industry	2.8%
Telecommunications	1.9%
Telephone Utilities	2.4%
Textiles & Apparel	4.0%
Other Assets in Excess of Liabilities	4.5%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at market value (Cost $420,425,732)	$576,044,384
Foreign currency (Cost $6,967,976)	7,036,828
Cash	21,558,531
Receivables:
Dividends	296,267
Interest	46,617
Investment securities sold	11,119,332
Fund shares sold	9,601,826
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	25,864
Prepaid expenses and other assets	59,652

TOTAL ASSETS	625,789,301

LIABILITIES:
Payables:
Investment securities purchased	16,993,416
Fund shares redeemed	4,642,709
Due to affiliates	712,133
Accrued expenses	191,882

TOTAL LIABILITIES	22,540,140

NET ASSETS	$603,249,161

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	14,641,797

NET ASSET VALUE PER SHARE	$41.20

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2005:
Paid-in capital	$574,671,440
Accumulated net investment loss	(292,339)
Accumulated net realized loss	(126,811,121)
Unrealized net foreign exchange gain	62,529
Unrealized net appreciation on investments	155,618,652

NET ASSETS	$603,249,161

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Operations
For the year ended December 31, 2005

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $240,796)	$6,569,323
Interest	286,475
Other	20,932

Total income	6,876,730

Expenses:
Investment advisory fee	5,889,585
Administration fee	448,349
Professional fees	185,582
Federal and state registration fees	36,000
Custodian fee	260,888
Transfer agent fees	88,599
Trustees’ fees	39,600
Miscellaneous	203,427

Total expenses	7,152,030

Fees paid indirectly	(207,826)

Net expenses	6,944,204

Net investment loss	(67,474)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	63,603,618
Net realized foreign exchange loss	(573,917)
Net change in unrealized foreign exchange gain	(62,144)
Net change in unrealized appreciation of investments	96,247,912

Net realized and unrealized gain on investments and foreign currency transactions	159,215,469

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$159,147,995

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2005	December 31, 2004

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(67,474)	$(163,581)
Net realized gain on investments and foreign currency transactions	63,029,701	20,131,509
Net change in unrealized gain on investments and foreign currency transactions	96,185,768	15,335,681

Net increase in net assets resulting from operations	159,147,995	35,303,609

Distributions to shareholders:
Net investment income	(446,477)	—
Capital gains	(54,300,819)	(11,619,269)

Total distributions to shareholders	(54,747,296)	(11,619,269)

Capital share transactions:
Proceeds from shares sold	212,627,542	156,011,529
Reinvestment of distributions	53,670,719	11,443,961
Cost of shares redeemed	(112,461,237)	(106,830,015)
Redemption fees	25,182	56,976

Net increase in net assets derived from capital share transactions	153,862,206	60,682,451

Total increase in net assets	258,262,905	84,366,791

NET ASSETS:

Beginning of period	$344,986,256	$260,619,465

End of period (Including accumulated net investment loss of $292,339 and $555,072, respectively)	$603,249,161	$344,986,256

Capital share transactions are as follows:
Shares issued	5,567,641	5,186,245
Shares reinvested	1,341,768	382,485
Shares redeemed	(3,162,244)	(3,574,362)

Net increase from capital share transactions	3,747,165	1,994,368

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Financial Highlights

	For the year	For the year	For the year		For the year		For the year
	ended	ended	ended		ended		ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2005	2004	2003		2002		2001

Net asset value, beginning of period	$31.67	$29.28	$18.03		$20.70		$24.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(0.02)	(0.15)		(0.12)		(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	13.78	3.45	11.40		(2.57)		(3.23)

Total income (loss) from investment operations	13.80	3.43	11.25		(2.69)		(3.47)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)	—	—		—		—
Distributions from capital gains	(4.23)	(1.05)	—		—		—

Total distributions	(4.27)	(1.05)	—		—		—

Redemption fees added to paid-in capital	0.00 ~	0.01	0.00	~	0.02		0.00	~

Net asset value, end of period	$41.20	$31.67	$29.28		$18.03		$20.70

Total Return	43.97%	11.95%	62.40%		(12.90)%		(14.36)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$603,249	$344,986	$260,619		$68,113		$44,847
Ratio of expenses before fees paid indirectly to average net assets	1.82%	1.94%	2.02	%†	2.26	%†	2.34	%†
Ratio of net expenses to average net assets	1.77%#	1.70%#	2.02	%†#	1.86	%†#	2.31	%†#
Ratio of net investment loss to average net assets	(0.02)%#	(0.05)%#	(1.11	)%†#	(0.71	)%†#	(1.12	)%†#
Portfolio turnover	180.42%	518.81%	515.76%		405.69%		612.64%

~	Amount represents less than $0.01 per share

†	Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 through December 31, 2001. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period June 1, 1999 through June 30, 2002, the operating expense cap was 2.40% of average net assets. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.40% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders,

     The Driehaus Emerging Markets Growth Fund was up 38.95% for the year ended December 31, 2005. This exceeded the performance of the fund’s major benchmark index, the Morgan Stanley Capital International (MSCI) Emerging Markets Index which gained 34.53% for the year.

     The fund has also outpaced this index over longer periods. For the three years ended December 31, 2005, the average annualized return for the Driehaus Emerging Markets Growth Fund was 41.85% (versus a return of 38.35% for the index) and for the five years ended December 31, 2005, the average annualized return was 20.92% (versus 19.43% for the index). Since inception, the average annual total return is 17.90% versus 9.68% for the index.1

     The positive results for 2005 were primarily driven by strength in the second half of the year. After lagging the indices during the first half, the fund outperformed its benchmarks during the third and fourth quarters, exceeding each index by over 300 basis points in the third quarter and by over 500 basis points in the fourth quarter. The emerging markets sector gained strength in the final quarter of the year as economic strength in the U.S. and China positively impacted many emerging markets.

     Companies based in Turkey, Taiwan and Egypt added to the fund’s return, and the most positive contribution to the fund’s return relative to the index came from our allocation to Taiwan. Our weighting was roughly in line with the index weighting, and much of the performance was due to stock selection within this market. Technology companies High Tech Computer Corp. (2498 TT) and Largan Precision Co. Ltd. (3008 TT) both enhanced the fund’s performance. High Tech makes Windows-based pocket personal computers and wireless personal digital assistants (PDAs). Continued strong demand for wireless PDAs and a solid product pipeline have driven the company’s growth. Largan Precision makes lenses and shutters for digital and film cameras, scanners and liquid crystal display (LCD) projectors. Largan’s main growth vehicle is their niche in phone camera lenses. The company had a 30% market share in the earlier generation .35 megapixel product line, and is currently ramping up production to meet the needs of the next generation 1.0 megapixel market.

     Some emerging markets negatively impacted results. Our exposure to Israeli stocks hurt performance, and even though the Israeli market was relatively strong last year, a number of the companies that we held underperformed the market.

     The portfolio was overweighted in financial stocks, and this industry group had the most positive impact on performance. Several individual stocks in this group, including Sberbank RF (SBER RU), Ghaungzhou R & F Properties (2777 HK) and Denizbank A.S. (DENIZ TI) were particularly strong performers. Sberbank, also known as the Savings Bank of the Russian Federation, is a provider of both consumer and commercial banking services. Consumer loan growth and faster-than-expected commission and fee income growth, have led to stronger-than-expected net profit growth. Guangzhou R & F Properties, which is traded in Hong Kong, develops, sells and manages real estate in Guangzhou and Beijing, China. The company operates in a large and relatively untapped market with strong brand recognition, and average net profits are expected to grow 60% over the next two years. Turkish bank Denizbank’s growth has been fueled by maturing acquisitions and increased penetration of the retail banking segment. Loan growth is expected to exceed industry averages in 2006.

     Although the information technology and telecommunications industries were not significant contributors to the fund’s performance relative to the index, the three best stocks in the fund were in these sectors. High Tech Computer Corp. (detailed above) was the fund’s best performing stock, followed by Orascom Telecom Holdings SAE (OTLD LI) and NHN Corp. (035420 KS). Orascom, based in Egypt, operates and participates in joint ventures that run GSM (global systems for mobile communications) networks and has operations in Africa and the Middle East. The stock has been a strong performer based on its strong presence in relatively underpenetrated cellular markets and population growth in the markets it serves. NHN Corp., based in South Korea, provides Internet sites with web portal services (such as search engine, online game and content development) and Internet marketing services. The company has benefited from growth in search ad revenues (which still has significant growth potential as the volume of search queries is relatively low). In addition, the monetization of search queries is increasing, as has NHN’s market share in the search ad segment.

     The consumer staples industry represented the largest negative impact of any industry group on the fund, relative to the performance of the index. This was largely due to the fact that the fund was underweighted in this relatively strong sector (rather than any specific stock situation).

     Several stocks had a negative impact on the fund’s return. Shanda Interactive Entertainment Ltd. (SNDA US), based in China, operates online games licensed from third parties as well as developed in-house. The company’s two major games, Mir II and Woool, have reached the mature phase of the gaming cycle, and the pipeline is not very strong, which led to disappointing price performance. JD Group Limited (JDG SJ), a South African furniture, appliance and home entertainment products retailer, sells a high proportion of goods on credit. Lower interest rates negatively impacted credit revenues, and there were increasing concerns about potential credit regulation in South Africa. Korea Zinc Co. Ltd. (010130 KS), a smelter of non-ferrous metals including zinc, electrolytic gold, silver, lead, sulfuric acid and copper, posted an operating profit shortfall during the first quarter of 2005 due to weakness in the U.S. dollar. Lastly, Singapore-based Citiraya Industries Limited (CTR SP) was written down in value earlier in the year and was no longer trading at year end. Trading in Citiraya was halted in January, 2005 as news of a government-led investigation into fraud at the company surfaced. It was later found that the CEO’s brother had been bribing employees of Citiraya’s customers to re-sell chips that Citiraya was supposed to have destroyed.

     Effective March 1, 2005, Lynette Schroeder rejoined the firm to manage the Driehaus International Discovery Fund. This allowed me to focus exclusively on the management of the Driehaus Emerging Markets Growth Fund, which I have managed since its 1997 inception. As always, we continue to seek the fastest growing companies in the world’s emerging markets, and we thank you for your continued interest in the Driehaus Emerging Markets Growth Fund.

Sincerely,

/s/ Emery R. Brewer

Emery R. Brewer

Portfolio Manager

[1]	During these periods, the fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Regional Weightings*

Asia/ Far East Ex-Japan	50.9%
Western Europe	11.2%
South America	11.1%
Africa	7.1%
North America	6.6%
Eastern Europe	5.6%
Middle East	1.4%

Top Ten Holdings*

NHN Corp.	2.2%
Sberbank RF	2.0%
Guangzhou R & F Properties Co., Ltd	1.9%
Unimicron Technology Corp.	1.9%
Urbi Desarrollos Urbanos SA de CV	1.8%
Hyundai Motor Co., Ltd.	1.8%
Wal-Mart de Mexico SA de CV	1.7%
Zijin Mining Group Co., Ltd.	1.7%
Shinhan Financial Group Co., Ltd.	1.7%
America Movil SA de CV — L — ADR	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2005.

Driehaus Emerging Markets Growth Fund
Performance Overview

      The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/05	1 Year	3 Years	5 Years	(12/31/97 - 12/31/05)

Driehaus Emerging Markets Growth Fund (DREGX)[1]	38.95%	41.85%	20.92%	17.90%
MSCI Emerging Markets Index[2]	34.53%	38.35%	19.43%	9.68%
MSCI Emerging Markets Growth Index[3]	35.40%	34.80%	16.18%	8.80%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 26 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. The index was added in August 2005 as a comparison to the Fund’s growth-oriented investment style. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2005

		Market
	Number	Value
	of Shares	(Note A)

EQUITY SECURITIES — 89.2%

FAR EAST — 46.2%
South Korea — 16.4%
Daishin Securities Co., Ltd.	142,500	$3,185,933
Fine DNC Co., Ltd.**	167,621	1,129,247
Handsome Co., Ltd.	190,430	2,825,790
Humax Co., Ltd.	98,629	2,658,792
Hynix Semiconductor, Inc.**	110,560	3,860,877
Hyundai Motor Co.	43,960	4,231,397
LG Card Co., Ltd.**	54,070	2,701,227
LG Electronics, Inc.	23,520	2,077,792
NHN Corp.**	19,618	5,240,006
Samsung Fire & Marine Insurance Co., Ltd.	18,654	2,362,083
Shinhan Financial Group Co., Ltd.	99,170	4,027,233
Shinsegae Co., Ltd.	8,938	3,917,034
Wooree ETI Co., Ltd.**	102,142	1,626,835

		39,844,246

Taiwan — 12.3%
Acer, Inc.	1,345,260	3,380,925
Asustek Computer, Inc.	918,000	2,824,486
Compeq Manufacturing Co., Ltd.**	4,344,000	2,507,693
Delta Electronics, Inc.	1,533,000	3,142,915
High Tech Computer Corp.	134,000	2,514,554
Janfusun Fancyworld Corp.**	3,932,000	2,569,308
Largan Precision Co., Ltd.	183,750	2,899,563
Taiwan Fertilizer Co., Ltd.	1,726,000	2,011,165
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	353,824	3,506,396
Unimicron Technology Corp.	3,312,000	4,681,486

		30,038,491

China — 10.3%
China Medical Technologies, Inc. — ADR**	58,100	1,850,485
China Mengniu Dairy Co., Ltd.	2,600,000	2,213,151
China Mobile, Ltd.	604,500	2,861,252
Focus Media Holding, Ltd. — ADR**	87,029	2,938,969
Guangzhou R & F Properties Co., Ltd.**	1,346,800	4,689,869
Lee & Man Paper Manufacturing Ltd.	2,238,000	2,482,289
Li Ning Co., Ltd.	3,746,400	2,657,484
Suntech Power Holdings Co., Ltd.**	46,200	1,258,950
Zijin Mining Group Co., Ltd.	9,164,800	4,048,344

		25,000,793

Indonesia — 1.8%
PT Bank Mandiri Tbk	11,886,500	1,983,099
PT Perusahaan Gas Negara Tbk	3,273,000	2,297,426

		4,280,525

Malaysia — 1.4%
Digi.com Berhad**	1,591,100	3,283,657

Thailand — 1.2%
Bank of Ayudhya Public Co., Ltd. — NVDR	7,872,300	2,859,166

Pakistan — 1.2%
Fauji Fertilizer Co., Ltd.	1,228,535	2,815,949

Singapore — 0.9%
Citiraya Industries, Ltd.**#	2,216,000	0
Olam International, Ltd.	2,358,000	2,141,509

		2,141,509

India — 0.7%
Sify, Ltd. — ADR**	154,602	1,663,518

Total FAR EAST		111,927,854

EUROPE — 16.8%
Russia — 4.2%
Lukoil — ADR	51,703	3,050,477
Sberbank RF	3,600	4,716,000
Vimpel Communications — ADR**	53,400	2,361,882

		10,128,359

United Kingdom — 3.5%
BHP Billiton PLC	171,057	2,794,395
Burren Energy PLC	124,394	1,951,849
Cairn Energy PLC**	47,229	1,560,134
Tullow Oil PLC	419,811	1,950,157

		8,256,535

Turkey — 3.2%
Denizbank AS**	515,117	3,337,485
Dogus Otomotiv Servis ve Ticaret AS	514,940	2,611,876
Yapi Kredi Koray Gayrimenkul Yatirim Ortakligi AS**	544,934	1,839,984

		7,789,345

Poland — 2.4%
Grupa Lotos SA**	175,979	2,394,530
TVN SA**	142,321	3,417,439

		5,811,969

Austria — 1.5%
Raiffeisen International Bank Holding AG**	56,200	3,696,011

Kazakhstan — 1.3%
Kazakhmys PLC**	237,584	3,161,764

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2005

		Market
	Number	Value
	of Shares	(Note A)

Luxembourg — 0.7%
Tenaris SA — ADR	15,500	$1,774,750

Total EUROPE		40,618,733

SOUTH AMERICA — 11.1%
Brazil — 11.1%
Banco Bradesco SA	126,360	3,484,992
Cyrela Brazil Realty SA	179,710	2,459,359
Gol-Linhas Aereas Inteligentes SA — ADR	137,196	3,870,299
Localiza Rent-a-Car SA	189,500	2,320,226
Natura Cosmeticos SA	54,640	2,406,375
Net Servicos de Comunicacao SA (Pref.)**	8,117,200	3,714,410
Petroleo Brasileiro SA — ADR	46,200	3,292,674
Submarino SA	169,800	3,013,600
Tele Norte Leste Participacoes SA — ADR	120,904	2,166,600

		26,728,535

Total SOUTH AMERICA		26,728,535

AFRICA — 7.1%
South Africa — 7.1%
Aspen Pharmacare Holdings, Ltd.**	567,441	2,995,264
Foschini, Ltd.	352,060	2,898,827
Harmony Gold Mining Co., Ltd.**	201,528	2,704,026
MTN Group, Ltd.	330,511	3,246,347
Nedbank Group, Ltd.	182,334	2,881,612
Sasol, Ltd.	67,239	2,406,896

		17,132,972

Total AFRICA		17,132,972

NORTH AMERICA — 6.6%
Mexico — 6.2%
America Movil SA de CV — L — ADR	136,945	4,007,011
Fomento Economico Mexicano, SA de CV — ADR	33,000	2,392,830
Urbi Desarrollos Urbanos SA de CV**	634,736	4,387,782
Wal-Mart de Mexico SA de CV	748,600	4,154,000

		14,941,623

Canada — 0.4%
Yamana Gold Inc.**	148,800	983,568

Total NORTH AMERICA		15,925,191

MIDDLE EAST — 1.4%
Israel — 1.4%
Teva Pharmaceutical Industries, Ltd. — ADR	77,100	3,316,071

Total MIDDLE EAST		3,316,071

Total EQUITY SECURITIES (Cost $158,603,984)		215,649,356

EQUITY CERTIFICATES — 4.6%

FAR EAST — 4.6%
India — 4.6%
Bharat Heavy Electricals, Ltd.†	59,906	1,842,822
Bharti Tele-Ventures, Ltd.**†	378,011	2,890,083
Cipla, Ltd.†	269,609	2,655,379
Jaiprakash Associates, Ltd.†	440,691	3,805,896

		11,194,180

Total EQUITY CERTIFICATES (Cost $8,208,494)		11,194,180

RIGHTS — 0.1%

FAR EAST — 0.1%
Korea — 0.1%
Fine DNC Co., Ltd. (Foreign) — Rights**	71,578	125,333

Total RIGHTS (Cost $0)		125,333

TOTAL INVESTMENTS (COST $166,812,478)	93.9%	$226,968,869
Other Assets in Excess of Liabilities	6.1%	14,617,958

Net Assets	100.0%	$241,586,827

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2005

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$169,492,077

Gross Appreciation	$58,935,183
Gross Depreciation	(1,458,391)

Net Appreciation	$57,476,792

**	Non-income producing security

†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2005, the value of these restricted securities amounted to $11,194,180 or 4.6% of net assets.

Additional information on each restricted holding is as follows:

	Acquisition	Acquisition
Security	Date(s)	Cost

Bharat Heavy Electricals, Ltd.	10/31/05 to 12/13/05	$1,545,604
Bharti Tele-Ventures, Ltd.	10/07/04 to 11/11/05	$1,375,400
Cipla, Ltd.	07/15/05 to 12/12/05	$2,190,865
Jaiprakash Associates, Ltd.	08/05/05 to 12/28/05	$3,096,625

ADR — American Depository Receipt

NVDR — Non-Voting Depository Receipt

#	This security has been halted from trading since January 24, 2005 and is being valued at a fair value as determined in good faith by or under the direction of the Driehaus Mutual Funds’ Board of Trustees.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2005

Percent of
Industry	Net Assets

Airlines	1.6%
Automobiles	3.8%
Banking	9.5%
Beverages	1.0%
Broadcasting & Publishing Services	1.4%
Business & Public Services	2.9%
Chemicals	3.0%
Consumer Durables/ Multi-Industry	2.3%
Consumer Non-Durables/ Multi-Industry	1.0%
Consumer Services/ Multi-Industry	3.4%
Drugs	1.4%
Electrical & Electronics	5.0%
Electronic Components	7.7%
Energy Equipment	1.0%
Energy Sources	3.7%
Financial Services	4.9%
Food & Household	1.8%
Gas Pipelines	0.7%
Gold Mining	3.2%
Health Care	2.3%
Industrial Machinery	0.8%
Insurance	1.0%
International Trading	1.2%
Leisure & Tourism	1.0%
Medical Instruments	0.8%
Merchandising	5.6%
Metals — Nonferrous	2.5%
Oil	2.6%
Real Estate	2.9%
Semiconductors	1.4%
Software & EDP Services	0.7%
Technology/ Multi-Industry	2.4%
Telecommunications	4.7%
Telecommunications Equipment & Services	1.0%
Telephone Utilities	3.7%
Other Assets in Excess of Liabilities	6.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at market value (Cost $166,812,478)	$226,968,869
Foreign currency (Cost $3,359,450)	3,411,139
Cash	11,724,886
Receivables:
Dividends	348,112
Interest	18,383
Investment securities sold	4,297,063
Fund shares sold	2,722,148
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	5,986
Prepaid expenses and other assets	40,793

TOTAL ASSETS	249,537,379

LIABILITIES:
Payables:
Investment securities purchased	7,284,828
Fund shares redeemed	206,662
Distribution payable	4,824
Due to affiliates	287,917
Foreign taxes	7,642
Accrued expenses	158,679

TOTAL LIABILITIES	7,950,552

NET ASSETS	$241,586,827

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	8,538,540

NET ASSET VALUE PER SHARE	$28.29

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2005:
Paid-in capital	$182,168,744
Accumulated net investment loss	(152,608)
Accumulated net realized loss	(644,733)
Unrealized net foreign exchange gain	59,033
Unrealized net appreciation on investments	60,156,391

NET ASSETS	$241,586,827

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Operations
For the year ended December 31, 2005

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable taxes of $322,397)	$3,044,332
Interest	79,050
Other	1,295

Total income	3,124,677

Expenses:
Investment advisory fee	2,350,950
Administration fee	218,318
Professional fees	111,897
Federal and state registration fees	26,500
Custodian fee	336,026
Transfer agent fees	53,401
Trustees’ fees	26,400
Miscellaneous	127,343

Total expenses	3,250,835

Fees paid indirectly	(94,456)

Net expenses	3,156,379

Net investment loss	(31,702)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions	26,582,648
Net realized foreign exchange loss	(806,952)
Net change in unrealized foreign exchange gain	12,332
Net change in unrealized appreciation of investments	28,761,259

Net realized and unrealized gain on investments and foreign currency transactions	54,549,287

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,517,585

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2005	December 31, 2004

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(31,702)	$(301,840)
Net realized gain on investments and foreign currency transactions	25,775,696	15,605,052
Net change in unrealized gain on investments and foreign currency transactions	28,773,591	10,297,495

Net increase in net assets resulting from operations	54,517,585	25,600,707

Distributions to shareholders:
Net investment income	(570,827)	(245,634)
Capital gains	(25,810,044)	(11,194,675)

Total distributions to shareholders	(26,380,871)	(11,440,309)

Capital share transactions:
Proceeds from shares sold	119,850,579	56,874,273
Reinvestment of distributions	25,961,648	11,397,087
Cost of shares redeemed	(75,911,982)	(38,979,744)
Redemption fees	70,067	42,180

Net increase in net assets derived from capital share transactions	69,970,312	29,333,796

Total increase in net assets	98,107,026	43,494,194

NET ASSETS:

Beginning of period	$143,479,801	$99,985,607

End of period (Including accumulated net investment loss of $152,608 and $702,077, respectively)	$241,586,827	$143,479,801

Capital share transactions are as follows:
Shares issued	4,518,939	2,661,957
Shares reinvested	938,938	530,591
Shares redeemed	(3,157,344)	(1,881,701)

Net increase from capital share transactions	2,300,533	1,310,847

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Financial Highlights

	For the year	For the year	For the year		For the year		For the year
	ended	ended	ended		ended		ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2005	2004	2003		2002		2001

Net asset value, beginning of period	$23.00	$20.29	$12.26		$13.27		$13.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	(0.01)	0.00		(0.09)		(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.83	4.75	8.03		(0.93)		(0.16)

Total income (loss) from investment operations	8.87	4.74	8.03		(1.02)		(0.27)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.08)	(0.04)	—		—		(0.03)
Distributions from capital gains	(3.51)	(2.00)	—		—		—

Total distributions	(3.59)	(2.04)	—		—		(0.03)

Redemption fees added to paid-in capital	0.01	0.01	0.00	~	0.01		0.00	~

Net asset value, end of period	$28.29	$23.00	$20.29		$12.26		$13.27

Total Return	38.95%	24.12%	65.50%		(7.61)%		(1.98)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$241,587	$143,480	$99,986		$35,932		$21,953
Ratio of expenses before fees paid indirectly to average net assets	2.07%	2.23%	2.35	%†	2.50	%†	2.50	%†
Ratio of net expenses to average net assets	2.01%#	2.03%#	2.34	%†#	2.16	%†#	2.49	%†#
Ratio of net investment income (loss) to average net assets	(0.02)%#	(0.29)%#	0.04	%†#	(0.76	)%†#	(0.79	)%†#
Portfolio turnover	349.69%	356.90%	432.47%		355.14%		505.50%

~	Amount represents less than $0.01 per share

†	Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31,1997 through December 31, 2000. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period June 1, 1999 through June 30, 2002, the operating expense cap was 2.50% of average net assets. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.50% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

     The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, with two separate series (“Funds”). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The two Funds included in the Trust are as follows:

Fund	Commencement of Operations

Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97

     The investment objective of the Funds is to maximize capital appreciation.

     The Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

     The Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Fiscal Year End

     The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

     Equity securities are valued at the last sale price as of the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region.

     Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

     The Funds determine income and expenses daily.

Federal Income Taxes

     No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

     The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     For the year ended December 31, 2005, the following permanent reclassifications were recorded to the components of net assets to reflect tax character. These reclassifications relate primarily to foreign currency

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

losses, sales of passive foreign investment companies and net operating losses. Results of operations and net assets were not affected by these classifications.

	Driehaus	Driehaus
	International	Emerging Markets
	Discovery Fund	Growth Fund

Undistributed ordinary income	$776,684	$1,151,998
Undistributed net realized gain	(776,684)	(1,151,998)

     During the year ended December 31, 2005, the Driehaus International Discovery Fund utilized $5,786,701 of capital loss carryforwards and as of December 31, 2005, the Fund has capital loss carryforwards of $111,765,702 expiring in 2008 and $24,839,330 expiring in 2009. During the year ended December 31, 2005, the Driehaus Emerging Markets Growth Fund utilized $949,637 of capital loss carryforwards and as of December 31, 2005, the Fund has capital loss carryforwards of $645,275 expiring in 2008 and $707,360 expiring in 2009. To the extent that the Funds realize future net capital gains, those capital gains will be offset by any unused capital loss carryforward subject to the limitations described below. For the year ended December 31, 2005, the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund realized no post-October capital losses. The Driehaus International Discovery Fund realized post-October foreign currency losses of $292,339, which were deferred for tax purposes and will be recognized on January 1, 2006, and the Driehaus Emerging Markets Growth Fund realized post-October foreign currency losses of $152,608 which were deferred for tax purposes and will be recognized on January 1, 2006.

     Included in the capital loss carryforward amounts stated above are capital losses that the Driehaus International Discovery Fund inherited from its merger with the Driehaus International Growth Fund and the Driehaus European Opportunity Fund on September 29, 2003 of approximately $133,980,941 and $2,624,091, respectively, which may be applied against any realized net taxable capital gains in future years or until December 31, 2009. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards.

     Included in the capital loss carryforward amounts stated above are capital losses that the Driehaus Emerging Markets Growth Fund inherited from its merger with the Driehaus Asia Pacific Growth Fund on September 29, 2003 of approximately $1,352,635, which may be applied against any realized net taxable capital gains in future years or until December 31, 2009. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards.

Distributions to Shareholders

     The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

	Driehaus		Driehaus
	International		Emerging Markets
	Discovery Fund		Growth Fund

Distributions paid from:	2005	2004	2005	2004

Ordinary income	$41,961,124	$4,447,267	$16,037,581	$5,508,814
Net long-term capital gains	12,786,172	7,172,002	10,343,290	5,931,495

Total distributions paid	$54,747,296	$11,619,269	$26,380,871	$11,440,309

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     As of December 31, 2005, the components of net assets on a tax basis were as follows:

	Driehaus	Driehaus
	International	Emerging Markets
	Discovery Fund	Growth Fund

Undistributed ordinary income	$6,024,483	$1,568,624
Undistributed long-term capital gain	4,359,166	1,818,878

Accumulated earnings	$10,383,649	$3,387,502
Paid-in capital	574,671,440	182,168,744
Accumulated capital and other losses	(136,897,371)	(1,505,244)
Unrealized appreciation/(depreciation) on foreign currency	62,529	59,033
Unrealized appreciation on investments	155,028,914	57,476,792

Net assets	$603,249,161	$241,586,827

     The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales.

Foreign Currency Translation

     Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

     Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

     Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2005.

     The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

     The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

     Under the Trust’s organizational documents, the Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

     Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc. (“DCM”), a registered investment adviser, and of Driehaus Securities Corporation (“DSC”), a registered broker-dealer.

     DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each Fund’s average daily net assets.

     The amounts accrued and payable to DCM during the year ended December 31, 2005, are as follows:

		Advisory Fees
		Payable
		(included in Due
Fund	Advisory Fees	to affiliates)

Driehaus International Discovery Fund	$5,889,585	$712,133
Driehaus Emerging Markets Growth Fund	2,350,950	287,917

     The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the year ended December 31, 2005, these arrangements reduced the expenses of the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund by $207,826 (2.9%) and $94,456 (2.9%), respectively.

     DSC is the Funds’ distributor. DSC also acts as a broker for the Funds for domestically traded securities. For the year ended December 31, 2005, the Funds paid the following brokerage commissions:

	Total	Commissions	Shares Traded
Fund	Commissions	Paid to DSC	through DSC

Driehaus International Discovery Fund	$3,319,794	$104,376	4,684,728
Driehaus Emerging Markets Growth Fund	2,902,135	326,637	8,488,543

     A portion of these commissions are, in turn, paid by DSC to third parties for clearing and execution services.

     Certain officers of the Trust are also officers of DCM and DSC. No such officers received compensation from the Funds.

     PFPC Inc. (“PFPC”), an indirect subsidiary of PNC Bank Corp., serves as the Funds’ administrative and accounting agent. In compensation for these services, PFPC receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. PFPC also acts as the transfer agent and dividend disbursing agent for the Funds. In compensation for these services, PFPC receives a monthly fee based on shareholder processing activity during the month.

C. DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

     The Funds invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At December 31, 2005, the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund had unrealized appreciation of $4,497,106 and $2,985,686, respectively, as a result of their investment in these financial instruments. The aggregate market values of these certificates for the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund represented 3.0% and 4.9%, respectively, of their total market values at December 31, 2005.

     At December 31, 2005, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 2005, the Funds’ currency transactions are limited to transaction hedges.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

     The Funds had the following outstanding contracts at December 31, 2005:

Driehaus International Discovery Fund Transaction Hedges:
Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2005

$604,306	824,316	Australian Dollar	January 2006	$1,814
968,723	2,265,165	Brazilian Real	January 2006	(2,617)
2,673,184	1,553,735	British Pound Sterling	January 2006	3,372
529,638	615,678	Canadian Dollar	January 2006	1,929
639,922	4,961,734	Hong Kong Dollar	January 2006	(51)
4,522,410	533,350,455	Japanese Yen	January 2006	(4,952)
1,330,300	8,978,594	Norwegian Krone	January 2006	729
1,508,984	2,508,912	Singapore Dollar	January 2006	272
830,524	1,091,350	Swiss Franc	January 2006	789

				$1,285

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2005

$7,144,609	842,599,475	Japanese Yen	January 2006	$29,016
2,160,214	1,824,668	Euro	January 2006	(2,800)
1,814,465	3,016,820	Singapore Dollar	January 2006	(1,637)

				$24,579

		Net unrealized appreciation		$25,864

Driehaus Emerging Markets Growth Fund
Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2005

$587,315	1,373,318	Brazilian Real	January 2006	$(1,587)
248,217	144,271	British Pound Sterling	January 2006	723
474,404	3,001,789	South African Rand	January 2006	1,420
1,082,490	1,094,234,610	South Korean Won	January 2006	(6,843)
482,190	19,781,844	Thai Baht	January 2006	(294)

				$(6,581)

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Driehaus Emerging Markets Growth Fund — (Continued)
Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2005

$305,434	714,197	Brazilian Real	January 2006	$2,705
471,056	3,652,400	Hong Kong Dollar	January 2006	36
1,782,067	94,503,034	Philippine Peso	January 2006	9,120
146,366	147,923,852	South Korean Won	January 2006	706

				$12,567

		Net unrealized appreciation		$5,986

D.	INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2005, were as follows:

Fund	Purchases	Sales

Driehaus International Discovery Fund	$763,864,556	$683,103,032
Driehaus Emerging Markets Growth Fund	559,167,172	525,897,436

E.	RESTRICTED SECURITIES

     Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2005, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note C).

F.	LINE OF CREDIT

     The Funds have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. The Funds have agreed to pay commitment fees computed at a rate of 0.125% per annum on the average daily amount of the available committed line. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of borrowings plus 1%. At December 31, 2005, the Funds had no outstanding borrowings under the line of credit.

G.	OFF BALANCE SHEET RISKS

     The Funds’ investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.	REDEMPTION FEES

     The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. This redemption fee became effective for shares purchased after July 31, 2000. The redemption fees are recorded in paid-in capital.

I.	SUBSEQUENT EVENTS

     As of January 1, 2006, Driehaus Capital Management, Inc. and Driehaus Securities Corporation each merged with and changed their names to Driehaus Capital Management LLC and Driehaus Securities LLC, respectively. This is only a change in legal structure and there is no change in control or business operations of the companies.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Driehaus Mutual Funds:

     We have audited the accompanying statements of assets and liabilities of the Driehaus Mutual Funds (comprising the Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund) (the “Funds”), including the schedules of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 8, 2002.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Driehaus Mutual Funds at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 15, 2006

Interested and Independent Trustees of the Trust

      The following table sets forth certain information with respect to the Trustees of the Trust:

				Number of
		Term of		Portfolios in
		Office and		the Fund	Other
	Position(s)	Length of	Principal	Complex	Directorships
Name, Address and	Held with	Time	Occupations(s)	Overseen by	Held by
Date of Birth	the Trust	Served**	During Past 5 Years	Trustee	Trustee

Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 DOB: 07/1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser and the Distributor; Chief Executive Officer of Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser and USVI.	2	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 DOB: 03/1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment co.) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing) prior thereto.	2	None

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 DOB: 11/1942	Trustee	Since 1998	Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois.	2	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 DOB: 05/1942	Trustee	Since 1996	Senior Vice President of Sunrise Development, Inc. since January 2003; Consultant, real-estate development, August 1998 to January 2003.	2	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the Investment Company act of 1940, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus controls the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) until the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

      The following table sets forth certain information with respect to the advisory board member and officers of the Trust:

Term of
Office and
	Position(s)	Length of	Principal
Name, Address and	Held with	Time	Occupations(s)
Date of Birth	the Trust	Served	During Past 5 Years

Arthur B. Mellin[1] 190 South LaSalle Street Chicago, IL 60603 DOB: 11/1942	Advisory Board Member	Since 1998	President of Mellin Securities Incorporated and Mellin Asset Management, Inc.

John E. Angley 25 East Erie Street Chicago, IL 60611 DOB: 07/1949	Vice President	Since 2004[2]	Director of Sales of the Adviser since 1999; President and Chief Operating Officer of Kemper Asset Management, Inc., prior thereto.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 DOB: 07/1966	Treasurer	Since 2002[2]	Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.

Joseph D. McDermott 25 East Erie Street Chicago, IL 60611 DOB: 10/1968	Chief Compliance Officer	Since 2004[2]	Chief Compliance Officer of the Adviser and Distributor and Chief Compliance Officer of Driehaus Capital Management (USVI) LLC since 2004; Director of Compliance of the Adviser and Distributor from 2000-2003.

Tina M. Payne 301 Bellevue Parkway Wilmington, DE 19809 DOB: 05/1974	Secretary	Since 2005[2]	Vice President and Associate Counsel, PFPC Inc. (financial services company) since 2003; Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 2001-2003.

Kelly C. Dehler 25 East Erie Street Chicago, IL 60611 DOB: 10/1961	Assistant Secretary	Since 2004[2]	Attorney with the Adviser since 2004; Regulatory Compliance Officer Allstate Financial Services, L.L.C. (retail broker dealer) from 2003-2004; Assistant Secretary and Regulatory Associate of the Adviser from 2002-2003; Senior Paralegal with the Adviser from 2000-2002.

Candace A. Croal 301 Bellevue Parkway Wilmington, DE 19809 DOB: 06/1975	Assistant Secretary	Since 2005[2]	Senior Regulatory Administrator, PFPC Inc. (financial services company) since 2002; Senior Paralegal, Morgan Lewis & Bockius, L.L.P. (law firm) from 1999-2002.

[1]	Mr. Driehaus and Mr. Mellin are brothers-in-law.

[2]	Officers of the Trust are elected annually.

     The Statement of Additional Information for the Driehaus Mutual Funds contains more detail about the Trust’s trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

      As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2005.

Actual Expenses

     The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

     The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

			Expenses Paid During
	Beginning Account	Ending Account Value	Six Months Ending
	July 1, 2005	December 31, 2005	December 31, 2005*

Actual	$1,000	$1,337.90	$10.43

Hypothetical (5% return before expenses)	$1,000	$1,016.28	$9.00

Driehaus Emerging Markets Growth Fund

			Expenses Paid During
	Beginning Account	Ending Account Value	Six Months Ending
	July 1, 2005	December 31, 2005	December 31, 2005*

Actual	$1,000	$1,368.12	$11.88

Hypothetical (5% return before expenses)	$1,000	$1,015.17	$10.11

*	Expenses are equal to the Fund’s annualized expense ratio for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus International Discovery Fund	1.77%
Driehaus Emerging Markets Growth Fund	1.99%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2005

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Funds’ distributions included capital gain amounts as follows:

	Driehaus	Driehaus
	International	Emerging Markets
	Discovery Fund	Growth Fund

Total long-term gains 20% rate gains	$12,786,172	$10,614,120

     For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus	Driehaus
International	Emerging Markets
Discovery Fund	Growth Fund

8.63%	8.45%

     For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus	Driehaus
International	Emerging Markets
Discovery Fund	Growth Fund

0%	0%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

     Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2005 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

     Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

Board Considerations In Connection with the Annual Review of the
Investment Advisory Agreement

      The Board of Trustees approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management, Inc. (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DEMG”) and Driehaus International Discovery Fund (“DIDF”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser, including data prepared by independent third parties, and independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

     In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

     Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including its processes for seeking and measuring whether the Funds were obtaining best execution. The Board reviewed each Fund’s performance on a gross and net return basis over one-year, three-year and five-year periods ended June 30, 2005 and July 31, 2005, as well as over rolling periods since inception of each Fund. The Board also received and reviewed updated performance information through September 16, 2005. The Board noted that the Adviser represented that because its aggressive growth investment style resulted in performance volatility over shorter time periods, it was meaningful to analyze performance over rolling time periods to show the consistent out-performance to their benchmark indices over the life of the Funds. The Board compared short-term and long-term returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with each Fund’s investment objective and policies.

     On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser historically have been and continue to be satisfactory. The Board noted that the Funds’ gross and net performance for the three and five-year periods, as compared to their respective peer groups (from data compiled from Morningstar Inc. and Lipper Inc., independent providers of mutual fund data), and the Funds’ net performance as compared to their benchmark indices, was satisfactory. The Board noted that DEMG’s gross and net performance for the year-to-date and one-year periods as compared to both peer groups and its benchmarks was below expectations, but the Board took into account the factors contributing to DEMG’s recent under-performance, including the fact that its peer groups include all styles of funds, and noted its favorable longer-term and rolling year performance. The Board noted that DIDF’s gross and net performance for the year-to-date and one-year periods as compared to both peer groups and its benchmarks was good.

     Fees and Expenses. The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio, and compared them to fees and expenses of peer groups based on data compiled from Lipper as of June 30, 2005 (which includes data as of earlier period-ends). The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its total peer group. However, because of the Funds’ fee structure, total expense ratios were comparatively much lower, with DEMG’s total expense ratio slightly above the median of its peer group and with DIDF’s total expense ratio slightly below the median of its total peer group. When total expenses were compared to smaller-sized funds, both Funds had total expense ratios below the median, based upon Lipper information. The Board also considered each Fund’s advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for similarly managed institutional accounts; and (ii) the advisory fees of institutional accounts are less relevant to the

Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the expense ratio, the Board took into account the Adviser’s aggressive growth style, which resulted in high portfolio turnover, and relatively small amount of assets under management. The Board also noted that the Adviser’s directed brokerage program had resulted in reducing expenses of the Funds.

     On the basis of the information provided, the Board concluded that the advisory fee schedule was reasonable and appropriate in light of the quality of services provided by the Adviser.

     Profitability. The Board reviewed information regarding revenues received by the Adviser under the Agreement. The Board considered the estimated costs to the Adviser of managing the Funds. The Board reviewed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board noted the inherently subjective nature of any allocation methodology, but concluded that the methodology presented was not unreasonable. The Board noted that, based on the information provided, the Adviser anticipates moderate profit from providing services to the Funds.

     Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. The Board considered whether the advisory fee rate under the Agreement is reasonable in relation to the asset size of each Fund and whether any economies of scale should result in a reduction in the fee schedule. The Board accepted the Adviser’s conclusion that it has not yet experienced any economies of scale in connection with its services to the Funds.

     Other Benefits to the Adviser and its Affiliates. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates, including fees received by an affiliate of the Adviser for brokerage services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

     Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable

(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers was filed as Exhibit 10(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-07655, on March 8, 2004, and is incorporated herein by reference.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ended December 31, 2005 and 2004, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $54,000 and $50,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.
(b) Audit-Related Fees
For the fiscal years ended December 31, 2005 and 2004, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.
For engagements that Driehaus Capital Management, Inc., the registrant’s investment adviser (“DCM”), or Driehaus Securities Corporation, the registrant’s distributor (“DSC”), entered into with E&Y for fiscal years 2005 and 2004, E&Y provided no audit-related services to DCM or DSC that were for engagements directly related to the registrant’s operations and financial reporting.

(c) Tax Fees
For the fiscal years ended December 31, 2005 and 2004, E&Y billed the registrant $8,400 and $7,800, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.
For fiscal years 2005 and 2004, E&Y provided no tax services to DCM or DSC that were for engagements directly related to the registrant’s operations and financial reporting.
(d) All Other Fees
For the fiscal years ended December 31, 2005 and 2004, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.
For fiscal years 2005 and 2004, E&Y provided no other services to DCM or DSC that were for engagements directly related to the registrant’s operations and financial reporting.
(e)(1) Audit Committee Pre-Approval Policies and Procedures
Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.
(f) Not applicable.
(g) Non-Audit Fees
For the fiscal years ended December 31, 2005 and 2004, E&Y billed the registrant $8,400 and $7,800, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2005 and 2004, E&Y billed DCM or DSC $0 and $11,730, respectively, in aggregate non-audit fees.
(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to DCM or DSC that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
              Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2, filed as Exhibit 10(a)(1) to the Registrant’s Form N-CSR, filed on March 8, 2004 (Accession No. 0000950137-04-001539).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)                                           Driehaus Mutual Funds
By (Signature and Title)*            /s/ Richard H. Driehaus
                                                       Richard H. Driehaus, President
                                                       (principal executive officer)
Date                                           March 3, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)*           /s/ Richard H. Driehaus
                                                       Richard H. Driehaus, President
                                                       (principal executive officer)
Date                     March  3, 2006
By (Signature and Title)*           /s/ Michelle L. Cahoon
                                                       Michelle L. Cahoon, Treasurer
                                                       (principal financial officer)
Date                                           March 3, 2006
* Print the name and title of each signing officer under his or her signature.